Stockholder's Equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Stockholder's Equity	STOCKHOLDER'S EQUITYThe Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2020 and 2019 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends to its Parent of $18.0 million, $27.0 million and $15.0 million during the years ended December 31, 2020, 2019 and 2018, respectively. In 2020, the Parent extinguished an $11.3 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital. The maximum amount of dividends which can be paid by State of Kansas insurance companies to shareholders without prior approval of the Kansas Insurance Department is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).